UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 15, 2019
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)
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Maryland (American Assets Trust, Inc.)	001-35030 (American Assets Trust, Inc.)	27-3338708 (American Assets Trust, Inc.)
Maryland (American Assets Trust, L.P.)	333-202342-01 (American Assets Trust, L.P.)	27-3338894 (American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)		92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 12, 2019, American Assets Trust, Inc. (the “Company”) made available on its website at www.americanassetstrust.com certain supplemental information concerning the Company’s financial results and operations for the quarter and fiscal year ending December 31, 2018. On February 15, 2019, the Company made certain revisions to page 9 of such supplemental information concerning its Revised 2019 Guidance Range solely with respect to the “Net income” and “Depreciation and amortization of real estate assets” components of its Funds from Operations (FFO) calculations. The projected "FFO, as defined by NAREIT", "FFO attributable to common stock and units" and "FFO per diluted share, updated" in such Revised 2019 Guidance Range did not change. An amended and restated copy of such supplemental information is attached hereto as Exhibit 99.1.

Exhibits 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company made available on its website certain supplement information relating to its financial results for the quarter and fiscal year ending December 31, 2018.

The information is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

The discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.2 hereto (incorporated herein by reference) supersedes and replaces (i) the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated February 5, 2018, which is a part of the registration statement on Form S-3 (Registration No. 333-222876) filed with the Securities and Exchange Commission (the “SEC”) by the Company on February 5, 2018 and (ii) the discussion under the heading “Certain U.S. Federal Income Tax Considerations” in the prospectus dated February 6, 2018, which is a part of the registration statements on Form S-3 (Registration Nos. 333-222882 and 333-222882-01) filed with the SEC by the Company and American Assets Trust, L.P. on February 6, 2018.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.1**	American Assets Trust, Inc. Amended and Restated Supplemental Information for the quarter ended December 31, 2018.
99.2**	Federal Income Tax Considerations.
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** Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll Senior Vice President, General Counsel
February 15, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1**	American Assets Trust, Inc. Amended and Restated Supplemental Information for the quarter ended December 31, 2018.
99.2**	Summary of Certain Federal Income Tax Considerations.

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